Exhibit 99.2

 Signature [PLEASE SIGN WITHIN BOX]  Date  Signature (Joint Owners)  Date  TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  KEEP THIS PORTION FOR YOUR RECORDS  DETACH AND RETURN THIS PORTION ONLY  THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.  V25439-TBD  For Against Abstain  ! ! !  ! ! !  ! ! !  Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.  Compensation Proposal: To approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to RPT's named executive officers that is based on or otherwise related to the company merger and the other transactions contemplated by the merger agreement.  Adjournment Proposal: To approve one or more adjournments of the special meeting, if necessary or appropriate, to solicit additional proxies to obtain votes in favor of the Merger Proposal if there are not sufficient votes at the time of such adjournment to approve the Merger Proposal.  1. Merger Proposal: To approve, pursuant to the Agreement and Plan of Merger, dated as of August 28, 2023 (the "merger agreement"), by and among Kimco Realty Corporation ("Kimco"), Kimco Realty OP, LLC, Tarpon Acquisition Sub, LLC, a directly wholly owned subsidiary of Kimco ("Merger Sub"), Tarpon OP Acquisition Sub, LLC, RPT Realty ("RPT") and RPT Realty, L.P., the merger of RPT with and into Merger Sub, with Merger Sub being the surviving entity (the "company merger"), and the other transactions contemplated by the merger agreement.  The Board of Trustees recommends you vote FOR proposals 1, 2, and 3:  RPT REALTY  19 W 44TH STREET  10TH FLOOR, SUITE 1002 NEW YORK, NY 10036  RPT REALTY  VOTE BY INTERNET  Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above  Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on December 11, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.  During The Meeting - Go to www.virtualshareholdermeeting.com/RPT2023SM  You may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.  VOTE BY PHONE - 1-800-690-6903  Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on December 11, 2023. Have your proxy card in hand when you call and then follow the instructions.  VOTE BY MAIL  Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.  SCAN TO  VIEW MATERIALS & VOTE  

 V25440-TBD  Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:  The Notice and Proxy Statement is available at www.proxyvote.com.  Continued and to be signed on reverse side  RPT REALTY  SPECIAL MEETING OF SHAREHOLDERS DECEMBER 12, 2023 9:00 AM EDT  THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES  The undersigned shareholder of RPT Realty (the “Trust”) hereby appoints Brian L. Harper and Heather Ohlberg, or either of them, each with full power of substitution, as proxies of the undersigned to vote all common shares of beneficial interest of the Trust which the undersigned is entitled to vote at the 2023 Special Meeting of Shareholders of the Trust (the “Special Meeting”) to be held on Tuesday, December 12, 2023, at 9:00 a.m., EDT, virtually via the Internet at www.virtualshareholdermeeting.com/RPT2023SM and all adjournments or postponements thereof, and to otherwise represent the undersigned at the Special Meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned revokes any proxy previously given to vote at such meeting. The undersigned hereby instructs said proxies or their substitutes to vote as specified on the reverse side of this card on each of the matters specified and in accordance with their judgment on any other matters which may properly come before the meeting or any adjournment or postponement thereof.  This proxy, when properly executed, will be voted as directed. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.